UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 29, 2005
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-31306 (Commission File Number)	98-0366361 (IRS Employer Identification No.)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas (Address of principal executive offices)	77478 (Zip code)
Registrant’s telephone number, including area code: (281) 276-6100
Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-2(c))

Item 8.01. Other Events.
     On December 29, 2005, the Company issued a press release reiterating its prior statement regarding an offer for the shares of Smedvig ASA. The press release is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit 99.1	Noble Corporation Press Release of December 29, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NOBLE CORPORATION
Date: December 29, 2005	By:	/s/ Julie J. Robertson
Julie J. Robertson
Senior Vice President -- Administration

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Noble Corporation Press Release of December 29, 2005.